Corporate Presentation January 2025

Forward Looking Statement This presentation contains forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, about the Company and its industry. These statements and the outcomes of the events they describe involve substantial risks, uncertainties and potentially inaccurate assumptions, some of which cannot be predicted or quantified. All statements other than statements of historical facts contained in this presentation, including statements regarding the Company’s strategy, financial guidance and projections, future results of operations and financial performance, future operations, projected costs, prospects, plans, objectives, expected products, market size, growth opportunities and competitive position, as well as assumptions relating to the foregoing, are forward-looking statements. In some cases, you can identify forward-looking statements by words such as “may,” “will,” “shall,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” “goal,” “objective,” “seeks,” "aims," "forecasts," "guidance" or “continue” or the negative of these words or other similar terms or expressions that concern the Company’s expectations, strategy, plans, or intentions. The Company cautions you that the foregoing list does not contain all of the forward-looking statements made in this presentation. You should not rely upon forward-looking statements as predictions of future events and future trends. The Company has based the forward-looking statements contained in this presentation primarily on its current expectations, estimates, forecasts, and projections about future events and trends that it believes may affect its business, financial condition, results of operations, and prospects. The Company cannot guarantee or ensure that the future results, performance, events, circumstances or any other outcome expressed, anticipated or reflected in the forward-looking statements will be achieved or occur in whole or in part. Actual results, events, or circumstances could differ materially from those described or assumed in the forward-looking statements. Moreover, the Company operates in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time, and it is not possible for the Company to predict all risks and uncertainties that could have an impact on the forward-looking statements in this presentation. This presentation contains estimates, projections, and other information concerning the Company’s industry and its business, as well as data regarding market research, estimates, and forecasts prepared by its management or third parties. Information that is based on estimates, forecasts, projections, market research, or similar methodologies is inherently subject to uncertainties.  These data and the industry in which it operates are subject to a high degree of uncertainty and risk due to a variety of factors which could cause results to differ materially from those expressed in these estimates, publications, and reports made by third parties or the Company. Among the factors that could cause actual results to differ materially from past results and future plans and projected future results are the following: risks related to our limited operating history and history of net losses; our ability to successfully achieve substantial market acceptance and adoption of our products; competitive pressures; our ability to adapt our manufacturing and production capacities to evolving patterns of demand and customer trends; the manufacturing of a substantial number of our product components and their assembly in China; product defects and related liability; the complexity, timing, expense, and outcomes of clinical studies; our ability to obtain and maintain adequate coverage and reimbursement levels for our products; our ability to comply with changing laws and regulatory requirements and resulting costs; our dependence on a limited number of suppliers; and other risks and uncertainties, including those described under the heading “Risk Factors” in our Registration Statement on Form S-1, Quarterly Report on Form 10-Q, and other reports filed with the U.S. Securities and Exchange Commission (“SEC”). These filings, when made, are available on the Investor Relations section of our website at https://investors.ceribell.com/ and on the SEC’s website at https://sec.gov/. The forward-looking statements made in this presentation relate only to events as of the date on which the statements are made. The Company undertakes no obligation to update any forward-looking statements made in this presentation to reflect events or circumstances after the date of this presentation or to reflect new information or the occurrence of unanticipated events, except as required by law. The Company’s forward-looking statements do not reflect the potential impact of any future acquisitions, mergers, dispositions, joint ventures, or investments it may make. In addition, the results of studies referenced in this presentation concerning the Clarity algorithm apply only to the algorithm version that was in use at the time of the analysis and do not reflect subsequent algorithm updates. Most studies referenced in this presentation were conducted with small sample sizes and were not powered for statistical significance, did not control for other clinical variables, or have other design limitations (e.g., the studies may be retrospective and are not randomized controlled trials). In addition, some of the studies were sponsored, funded or supported by the Company or involved employees or consultants of the Company. Trade names, trademarks and service marks of other companies appearing in this presentation are the property of their respective owners. Solely for convenience, the trademarks and trade names referred to in this presentation appear without the ® and ™ symbols. This does not indicate, in any way, that the Company will not assert its rights, and the rights of any applicable licensor, to these marks and tradenames, to the fullest extent under applicable law. By attending or receiving this presentation, you acknowledge that you will be solely responsible for your own assessment of the market and the Company’s market position and that you will conduct your own analysis and be solely responsible for forming your own view of the potential future performance of its business.

A Novel, AI-Powered Point-of-Care EEG Platform Designed to Optimize Care  in the Acute Care Setting for Patients with Serious Neurological Conditions

Significant Potential Pipeline Market Key Operating Highlights 504 Active Accounts 86% FY 2024 YTD Gross Margin >$2B Total U.S. Estimated Annual Addressable Market ~$69M Annual Run-Rate Revenue 46% FY 2024 YTD YoY Revenue Growth * Data as of September 30, 2024

PATIENT POPULATION ESTIMATED PREVALENCE OF SEIZURES1 Seizures Are Highly Prevalent in Critically-Ill Patients, and Often Go Undiagnosed Herman, S.T., et al. (2015) J Clin Neurophysiol. 32(2):87-95 Claassen, J., et al. (2004). Neurology. 62(10):1743-1748 Rudin, D., et al. (2011) Epilepsy Res. 96(1-2):140-50 of seizures in the ICU are non-convulsive2,3 up to 92% EEG required for diagnosis

Young, G. B., et al. (1996). Neurology, 47(1), 83–89. Lowenstein, D. H., et al. (1993). Neurology, 43(3 Pt 1), 483–488 "Time is Brain" TREATMENT DELAY (hrs) DURATION OF SEIZURE PATIENT RESPONSE RATE TO FIRST-LINE TREATMENT2 STATUS EPILEPTICUS ALL-CAUSE MORBIDITY & MORTALITY RATE1 >2.0

Medical Society Guidelines Recommend Timely EEG to Detect and Manage Seizures Across Different Disease States 3. Green, T.L., et al. (2021) Stroke 52(5):e179-e197 4. Hoh, B.L., et al. (2023) Stroke 54(7): e314-e370 1. Brophy, G., et al. (2012) Neurocrit Care. 17(1):3-23  2. Panchal, et al. (2020) Circulation 149(16):S366-S468 Recommends continuous EEG monitoring within 15-60 minutes of the onset of seizure for treatment of status epilepticus.1 2012 “Recommend promptly performing and interpreting EEG for the diagnosis of seizures in all comatose patients after the return of spontaneous circulation (ROSC)” from cardiac arrests.2 2020 “EEG [is recommended] for a change in mental status or depressed mental status out of proportion to the [ischemic] stroke.”3 2021 “Monitoring with continuous EEG can detect nonconvulsive seizures, especially in [aneurysmal subarachnoid hemorrhage] patients with depressed consciousness or fluctuating neurological examination.”4 2023

Overview of Conventional EEG and its Limitations in the Acute Care Setting Overview of EEG Requires EEG Technician Long Set-Up Process Large & Cumbersome Equipment Conventional EEG systems were not designed for the acute care setting Hardware & Access Challenges An EEG is a non-invasive tool used to measure and display electrical activity in the brain Designed for the use in the outpatient setting, primarily for managing epilepsy patients Requires Interpretation by a Specially-Trained Neurologist Continuous Monitoring Rarely Performed in Practice Interpretation Challenges

Clinical Reality: Conventional EEG is Not Suited for the Acute Care Setting and Leads to Long Delays



1 Seizure Suspicion / EEG Order



2 EEG Arrival & Set-Up



3 EEG Interpretation

Hours or Days[1,2,3]

Continuous Review of EEG Records is Rare[4]

ceribell®

1. *Gururangan, K., et al. (2016) Clinical Neurophysiology. 127(10):3335-3340. Maximum time from EEG order to arrival and set-up*
2. *Vespa, P., et al. (2020) Crit Care Med. 48(9):1249-1257. Median time from EEG order to arrival and set-up*
3. *Quigg, M. et al. (2001) J Clin Neurophysiol. 18(2):162 165. Range of time from request to interpretation.*
4. *Gavvala, J., et al. (2014) Epilepsia. 55(11):1864-1871*

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Delayed Access to EEG Leaves Clinicians with a Difficult Choice

Wait, Treat, or Transfer?

Wait For EEG[1]


Morbidity
Mortality
30%
10%
50%
33%
15%
85%
<10 hr
10-20 hr
>20 hr
Duration of Seizure

Treat Empirically Before EEG

Potentially:

- Unnecessary Intubation and/or Medication
- Increased Length of Stay
- Against Guidelines[2,3,4]

Transfer to Better Equipped Hospital

- Delays in Treatment
- Increased Costs

ceribell®

1. Young, G.B., et al. (1996). Neurology, 47(1):83-89
2. Perman S.M., et al. (2023) Circulation 149(5):e254-e273
3. Morgenstern, L. B., et al (2010) Stroke. 41(9):2108-29
4. Hoh, B.L., et al. (2023) Stroke 54(7): e314-e370

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Sepsis In-Hospital Stroke Cardiac Arrest Status Epilepticus In-Hospital Mortality Rate 16% 1 6-10% 2-4* 63% 5 18-30% 6 7** Average Age 67 8 65 9* 63 10 40 11 Hospital Protocol            12 Status Epilepticus Compared to Other Serious Conditions in the Acute Care Setting * Estimated/computed amounts **All-cause mortality Agency for Healthcare Research and Quality, Statistical Brief #122, October 2011 Hammond, et al. (2020) Stroke. 51:2131–2138.  Ovbiagele, B., et al. (2010) Stroke. 41(8):1748-1754  Salah, H. M., et al. (2022) Am Heart J. 243:103-109 Martin S. S., et al .(2024) Circulation. 149:e347–e913 Bogli, S.Y., et al. (2023) Epilepsia. 64:2409-2420 Shneker et al. (2003) Neurology. 61 (8) 1066-1073 Rhee, C., et al. (2017) JAMA. 318(13):1241-1249 Neves, G., et al. (2022) eNeurologicalSci. 26: 1000392 Khosla, S., et al. (2022) Circulation. 146:A257 Dham, B., et al. (2014) Neurocrit Care. 20, 476-483 Based on management’s experience

Ceribell EEG System: Suspicion to Diagnosis in Minutes, Enabling Earlier & More Accurate Treatment

The ceribell® System

1 Seizure Suspicion / EEG Order

2 EEG Arrival & Set-Up

3 EEG Interpretation

~5 Minutes to Set Up [1]

by any trained, non-specialized healthcare professional [1,2,3]

Early detection

Continuous monitoring

1. Yazbeck et al. (2019) Journal of Neuroscience Nursing
2. Hobbs et al. (2018) Neurocritical Care
3. Eberhard et al. (2023) Clinical Nursing Focus

ceribell®

CAUTION: Device does not substitute for EEG review by a qualified clinician. Before use, the manual should be reviewed for indications, contraindications, warnings, precautions, potential adverse events and Instructions for Use. Sale requires the order of a physician.

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System The Combining highly portable, simple-to-use and rapidly deployable hardware and AI-powered algorithms EEG Portal Headband Recorder CAUTION: Device does not substitute for EEG review by a qualified clinician. Before use, the manual should be reviewed for indications, contraindications, warnings, precautions, potential adverse events and Instructions for Use. Sale requires the order of a physician.

Clarity: Our Proprietary AI-Powered Seizure Detection Algorithm Bed-side Alerts Real-time feedback on response to medication Provides seizure burden to facilitate EEG reading for neurologists CAUTION: Device does not substitute for EEG review by a qualified clinician. Before use, the manual should be reviewed for indications, contraindications, warnings, precautions, potential adverse events and Instructions for Use. Sale requires the order of a physician.

Ceribell Supports Precise Patient Care for SE: Expediting Diagnosis and Continuously Monitoring Seizure Burden CAUTION: Device does not substitute for EEG review by a qualified clinician. Before use, the manual should be reviewed for indications, contraindications, warnings, precautions, potential adverse events and Instructions for Use. Sale requires the order of a physician.

SAFER-EEG Clinical Study: ICU Patient Outcomes at Sites w/ Conventional EEG and Ceribell[1]

Outcome	convEEG (N = 62)	Ceribell (N = 62)*	Δ Delta	P- Value
Median ICU LOS	8.0 Days	3.9 days	**4.1 days** **Ceribell patients had much shorter ICU LOS**	P = 0.003
mRS[2] greater than or equal to 4 at discharge	76%	58%	**18%** **More patients from the Ceribell cohort had better neurological outcomes****	p = 0.047
Median door-to-EEG time (hours)	25.3	5.9	**19.4 hours** **Faster door-to-EEG time for POC-EEG**	p < 0.0001

Study Overview: The Seizure Assessment and Forecasting with Efficient Rapid-EEG (SAFER-EEG) study is a multisite retrospective study of adult patients who received EEG during hospital stay. Most centers had 24/7 conventional EEG with technician onsite or on-call.

Study Sites Included In This Sub-Analysis:

- Yale University
- Mass General
- University of New Mexico

*The cohorts were matched 1:1 with propensity scores to have equivalent age, admission scores, diagnosis group and seizure suspicion
**Using mRS greater than or equal to 4 at discharge as an indicator of functional disability. Results with Ceribell vs. conventional EEG.

ceribell®

1. Desai, M., et al. (2024) Neurocrit Care.
2. The Modified Rankin Scale (mRS) is a 6-point disability scale with possible scores ranging from 0 to 5. 0 is healthy and 5 is severe disability. A separate category of 6 is usually added for patients who expire.

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CAUTION: Device does not substitute for EEG review by a qualified clinician. Before use, review the manual for indications, contraindications, warnings, precautions, potential adverse events and Instructions for Use. Sale requires the order of a physician.

Validated Cost Savings

35+ Peer-Reviewed Publications & 75+ Abstracts

Reduced
Over-administration of
Anti-Seizure Medication (ASM)[1]

40%
changed diagnostic suspicion and 20% changed treatment decisions[5]

43%
of patients with reduced ASM[7] + 51% potential reduction in intubation and parenteral ASM[3]

53%
changed clinical management and expedited disposition for 21% of patients[6]

Reduced
Length of Stay (LOS)
in the ICU and Hospital

4.1 days
ICU LOS reduction[7]

Trend of
3 days
hospital LOS reduction[2]

Potential
0.4 days
ICU LOS reduction[3]

1.2 days
hospital LOS reduction[3]

Reduced
Patient Transfers[4]

94%
of transfers that would have been made avoided[8]

100%
of non-seizure patients retained[9]

1. Wright, N., et al. (2021) EMJ. 38(12):923-926
2. Eberhard, E., et al. (2023) J Neurosci Nurs. 55(5):157-163
3. Ney, J.P., et al. (2021) J Med Econ. 24(1):318-327
4. Madill et al. (2022) Epileptic Disord 24 (3): 507-516
5. Vespa, P., et al. (2020) Crit Care Med. 48(9):1249-1257
6. Wright, N., et al. (2021). EMJ. 38(12):923-926
7. Desai et al. (2024). Critical Care Medicine. 52(1):p S268, 589
8. Madill, E.S., et al. (2022) Epileptic Disorders. 24(3):507-516
9. Ward, J., et al. (2023) Front. Digit. Health. 5(1)

ceribell®

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CAUTION: Device does not substitute for EEG review by a qualified clinician. Before use, review the manual for indications, contraindications, warnings, precautions, potential adverse events and Instructions for Use. Sale requires the order of a physician.

High Barriers To Entry Patent portfolio as of June 30, 2024 1. As of June 30, 2024 13 issued US patents Large acute care EEG database (800,000 hours)1 enabled by our hardware Detailed labeling by epileptologists EEG signal processing and algorithm knowhow Established and supportive clinician base Workflow integration across multiple departments IT Integration IP Portfolio 12 US patents pending Indication extension beyond seizure, including stroke and delirium Electronic Health Record integration Database and AI Know-How Sticky Customer Base FUTURE TODAY

Business Model: Two Sources of Recurring Revenue

~25% SaaS
(monthly subscription)[1]
~$5,000 list price


Recurring
Revenue

~75% Disposable
(fee per Headband)[1]
~$800 list price

clarity™ +  + 

AI Algorithm
SaaS

Recorder
Capital

Portal
SaaS



Single Use Headband
Disposable

ceribell®

1. From Q1 2022 to Q2 2024

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Advantages of Ceribell’s Business Model Highly Sticky Business Model 1 Low attrition rate Consistent reorders Strong competitive position and high barriers to entry Bifurcated Sales Force Driving Growth and Retention 2 Territory Managers focusing on new account acquisition and onboarding Clinical Account Managers focusing on increasing utilization Recurring Revenue 3 SaaS pricing model + razor/razorblade model Predictable revenue model High gross margin

Rapid Commercial Expansion & Projectable Business Model Consistent sequential quarterly total revenue growth fueled primarily by consistent growth in active account base and utilization per active account ($ in million)

Continued Momentum on Account Acquisition Key Growth Drivers: Increase Active Account Base & Drive Utilization Active Accounts 504 * As of September 30, 2024 Significant Acceleration in Same Store Growth Utilization per Active Account Launched Utilization Strategy (July 2021)

Significant, Highly Under-penetrated Total Addressable Market

~3 Million Patients[1]

Ceribell-Relevant Patient Populations

- History of Prior Seizure; No Return to Baseline
- Cardiac Arrest after ROSC
- Subarachnoid Hemorrhage
- Intracerebral Hemorrhage
- Ischemic Stroke
- Brain Tumor
- Moderate / Severe TBI
- Sepsis with Encephalopathy
- Unexplained Persistent AMS / Coma
- Stroke Mimics

+

~6,000 Hospitals[2]

Ceribell-Relevant Facilities

- Short Term Acute Care Hospitals
- Critical Access Hospitals
- Freestanding EDs
- VA Hospitals (~200)

>$2 Billion Estimated Total U.S. Annual Addressable Market Opportunity

ceribell®

1. *Internal analysis of National Inpatient Sample and National Emergency Department Sample data*
2. *Per Definitive Healthcare*

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Drive Utilization of the Ceribell System within Existing Customer Base Increase Adoption of the Ceribell System in New Accounts Continue to Drive Awareness of Seizures in the Acute Care Setting Invest in Growing our Base of Clinical Evidence further Continue to Improve and Innovate the Ceribell System for Use in Seizures Expand into New Indications and Clinical Use Cases Beyond Seizures Pursue Adjacent and International Markets Ceribell Growth Strategies 1 2 3 4 5 7 6 Core US Acute Care Seizure Opportunity Upside / Growth Opportunities

Ceribell’s Long-Term Vision: Building an EEG Platform for Various Indications and Settings NOW MEDIUM TERM LONG TERM Seizure Management in the Acute Care Setting Make EEG a new Vital Sign in Acute Care Develop Solutions for Use Beyond the Acute Care Setting Become Standard of Care Indication Expansion in ICU and ED Other Acute Care Clinical Settings New Clinical Settings Biomarkers for Non-Acute Neurological & Psychiatric Conditions >$2BN CURRENT US TAM SIGNIFICANT POTENTIAL, INCREMENTAL MARKET OPPORTUNITIES

2025 Areas of Focus NOW Seizure Management in the Acute Care Setting Make EEG a new Vital Sign in Acute Care MEDIUM TERM Commercial Expand active account base and drive utilization to further advance market leadership Further penetrate VA opportunity following receipt of Authority to Operate from the Department of Veterans Affairs in late 2024 Regulatory Secure FDA 510(k) clearance for pediatric Clarity algorithm 510(k) submitted in late 2024 Prepare for submission of FDA application for neonate Clarity algorithm Regulatory Submit FDA application for Delirium indication FDA Breakthrough Designation received Product Development Continue to improve existing product & user experience  Advance longer-range R&D pipeline programs including ischemic stroke and second-gen hardware

1 Unique platform technology representing a paradigm shift in brain monitoring in the acute care setting 2 Compelling clinical and economic benefits for key stakeholders, with support from robust body of clinical and real-world evidence 3 Large >$2B estimated addressable market opportunity with a significant unmet need 4 Recurring, predictable, and scalable revenue model with attractive gross margins 5 Strong value proposition and first mover advantage protected by comprehensive IP portfolio,  data science and AI expertise, and strong customer support 6 Established reimbursement further enhanced by additional New Technology Add-on Payment (NTAP)1 7 Experienced leadership team with deep industry and subject matter expertise Ceribell Investment Highlights Until October 2026